UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant  ☑
Filed by a Party other than the Registrant
Check the appropriate box:
 Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
☑ Definitive Additional Materials
 Soliciting Material Pursuant to Section 240.14a-12

AMERICAN BEACON FUNDS
 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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American Beacon Mid-Cap Value Fund

Special Meeting of Shareholders to be held on
October 12, 2022

Your vote is critical!
Recently, we sent you proxy material regarding the special meeting of shareholders that is scheduled for October 12, 2022.  The fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the fund to obtain a sufficient number of votes to hold the meeting as scheduled.
Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the October 12, 2022, special meeting of shareholders.
How to vote

Online: Visit the website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.
Phone: Call the toll-free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.
Mail: Return the executed proxy card in the postage-paid envelope provided so it is received by October 12, 2022.
If you have questions on the proposal please call 1-866-492-0860 to speak to a live proxy specialist.  We can answer your questions and record your vote.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE YOUR SHARES TODAY!

CFS DATA INPUT IN WHITE SPACE

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in one or more American Beacon Mid-Cap Value Fund

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the American Beacon Mid-Cap Value Fund. This matter relates to an important operating initiative for the Funds which requires your response.

It is very important that we speak to you regarding this matter.  The call will only take a few moments of your time.

Please contact us toll-free at 1-888-916-1719 between 9:00 a.m. and 11:00 p.m. EDT, Monday through Friday and 12:00 p.m. to 6:00 p.m. EDT on Saturday. Please respond as soon as possible.  At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

CTA2 32962

American Beacon Mid-Cap Value Fund

VERY IMPORTANT

Reference Number:

Re: Your investment in the American Beacon Mid-Cap Value Fund

Dear Valued Shareholder:

We have been trying to contact you regarding an important proposal pertaining to your investment.

Please call us toll-free at
1-888-916-1719
Hours of Operation:
●	Monday through Friday - 10:00 a.m. and 11:00 p.m. ET
●	Saturday - 12:00 p.m. to 6:00 p.m. ET

Kindly please respond as soon as possible with the Reference Number listed above.  The call will take only a few moments.

You WILL NOT be asked for confidential information and your call will be recorded for your protection.

Thank you in advance for your participation.

Dear Shareholder,
We need your immediate attention on an important matter.
We’ve been trying to reach you regarding your investment in the American Beacon Mid-Cap Value Fund. Shareholders are being asked to approve a Plan of Reorganization and Termination, which provides for the reorganization of the American Beacon Mid-Cap Value Fund, a series of American Beacon Funds, into the American Beacon Shapiro SMID Cap Equity Fund, also a series of American Beacon Funds.
The Board is recommending a vote in favor of the proposal, which is described in detail in the attached proxy statement, however any vote, either FOR, AGAINST, or ABSTAIN, would be greatly appreciated as it would help the Fund meet the vote requirement needed to hold the meeting. Voting your shares regardless of how many you own will help ensure that enough votes are received to convene the meeting and avoid an adjournment.
If we do not receive your vote by Wednesday, October 12, 2022, the Fund will need to continue to solicit proxies for voter participation, which will include additional mailings and phone calls. To ensure your vote is counted, please vote as soon as possible!
The Fund’s solicitor, Computershare, would be happy to assist you by answering any questions about the proposal and by recording your vote over the phone. Voting by phone is a quick way to participate, ensuring that your shares are represented for the meeting, and removes you from the calling list.

Please call us at 1-866-492-0860 and provide reference number <<GS Number>>. We are available Monday-Friday 9:00 a.m.-11:00 p.m. Eastern Time as well as on Saturday from 12:00 p.m. - 6:00 p.m. Eastern Time.

Best regards,

<<Supervisor>>
<<GS Number>>
Computershare
1-866-492-0860
211 Quality Circle, Ste. 210
College Station, TX 77845
www.cfs.computershare.com
| CERTAINTY | INGENUITY | ADVANTAGE |
If you do not wish to receive any further commercial email, please reply to this email with ‘UNSUBSCRIBE’, or write to:
Computershare
211 Quality Circle, Ste. 210
College Station, TX 77845

Dear Shareholder,

You have less than <time frame> to cast a vote on your American Beacon Mid-Cap Value Fund investment. The Board is recommending a vote in favor of the proposal, which is described in detail in the attached proxy statement, however any vote, either FOR, AGAINST, or ABSTAIN, would be greatly appreciated.

Your vote, regardless of how many shares you own, is critical to ensure that enough votes are received to hold the meeting. If we do not receive your vote by Wednesday, October 12, 2022, the American Beacon Mid-Cap Value Fund may be unable to hold its meeting and will be required to incur additional solicitation costs to obtain sufficient shareholder participation.

This is a very important matter so please take a moment now to call in your vote at 1-866-492-0860 and provide reference number <<GS Number>>. We are available from 9:00am until 11:00pm weekdays and from noon to 6:00pm Eastern Time on Saturday.

Again, the shareholder meeting is scheduled for Wednesday, October 12, 2022, so call us now to ensure that your vote is recorded!

Best regards,

<<Supervisor>>
<<GS Number>>
Computershare
1-866-492-0860
211 Quality Circle, Ste. 210
College Station, TX 77845
www.cfs.computershare.com
| CERTAINTY | INGENUITY | ADVANTAGE |
If you do not wish to receive any further commercial email, please reply to this email with ‘UNSUBSCRIBE’, or write to:
Computershare
211 Quality Circle, Ste. 210
College Station, TX 77845

Dear Shareholder,

You have less than <i.e. 24 hours> to cast your vote!
You may have received several letters, urging shareholders to approve a Plan of Reorganization and Termination, which provides for the reorganization of the American Beacon Mid-Cap Value Fund, a series of American Beacon Funds, into the American Beacon Shapiro SMID Cap Equity Fund, also a series of American Beacon Funds.
At this time, we have not received your vote. It’s imperative that the Board hears from all shareholders and that your shares are represented regarding this very important business matter. The Board is recommending a vote in favor of the proposal, however any vote, either FOR, AGAINST, or ABSTAIN, would be greatly appreciated.
If we do not receive your vote by <date/time> the American Beacon Mid-Cap Value Fund may be unable to hold the meeting and will need to continue to solicit proxies.
Attached is information regarding the proposal. Please take a moment to review this material and if you have any questions, or are ready to cast your vote, please call toll-free 1-866-492-0860 and provide reference number <<GS Number>>. We are available from 9:00am until 11:00pm Eastern Time weekdays and from Noon to 6:00pm Eastern Time on Saturday.

Best regards,

<<Supervisor>>
<<GS Number>>
Computershare
1-866-492-0860
211 Quality Circle, Ste. 210
College Station, TX 77845
www.cfs.computershare.com

| CERTAINTY | INGENUITY | ADVANTAGE |
If you do not wish to receive any further commercial email, please reply to this email with ‘UNSUBSCRIBE’, or write to:
Computershare
211 Quality Circle, Ste. 210
College Station, TX 77845